UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 12, 2012

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-28820	52-2336602
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 1st Avenue South, Suite 100, Seattle, Washington		98134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The disclosure set forth in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure

As previously announced, on January 12, 2012, Jones Soda Co. (the "Company") will present at the 14th Annual ICR XChange Conference at The Fontainebleau Hotel in Miami Beach, Florida.  The Company is scheduled to present at 11:30 am Eastern Time. Interested parties may listen via live audio broadcast over the Internet available at www.jonessoda.com, where connection instructions will be posted on the 'Company' page at http://www.jonessoda.com/company/jones-press/webcasts. Additionally, the Company is furnishing the presentation slides, which include certain information regarding the Company's expected 2011 fourth quarter results and future growth and operating results, as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements Disclosure
Certain statements in the presentation slides attached as Exhibit 99.1 to this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing words such as "aims," "anticipates," "becoming," "believes," "continue," "estimates," "expects," "future," "intends," "plans," "predicts," "projects," "targets," or "upcoming". The forward-looking statements include, among other things, statements regarding Jones Soda's expected 2011 fourth quarter results and future growth and operating results. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Factors that could affect Jones Soda's actual results include, among others, its ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market, its ability to successfully execute on its operating plan; its ability to secure additional financing; its ability to use the net proceeds from any financings to improve its financial condition or market value; its ability to increase demand and points of distribution for its products or to successfully innovate new products and product extensions; its ability to establish distribution arrangements with distributors, retailers or national retail accounts; its ability to maintain relationships with co-packers; its ability to maintain a consistent and cost-effective supply of raw materials; its ability to receive returns on its trade spending and slotting fee expenditures; its ability to maintain brand image and product quality; its ability to protect its intellectual property; the impact of current and future litigation; its ability to develop new products to satisfy customer preferences; and the impact of intense competition from other beverage suppliers. More information about factors that potentially could affect Jones Soda's financial results is included in Jones Soda's most recent annual report on Form 10-K for the year ended December 31, 2010 and in the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission in 2011. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this report. Except as required by law, Jones Soda undertakes no obligation to update any forward-looking or other statements in the presentation slides, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibit is being furnished herewith:

Exhibit No.    Exhibit Description

99.1        Presentation slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

Date: January 12, 2012	By:	/s/ Carrie L. Traner
Carrie L. Traner Vice President of Finance